UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                             February 18, 2008

Kings Road Entertainment, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	000-14234	95-3587522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

468 N. Camden Drive Beverly Hills, California (Address of principal executive offices)	90210 (Zip code)

Registrant’s telephone number, including area code: 310-278-9975

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors approved the appointment of Robert F. Kainz, 46, as the new Chief Operating Officer of Kings Road Entertainment, Inc. (the “Company”) as of February 18, 2008.

Prior to joining the Company, Mr. Kainz was employed by MC One (Media Corporation One GmbH), a German media company that distributed film and DVD products, as Head of Acquisitions since 2001. At MC One, Mr. Kainz’s main focus was acquisition of feature film rights (theatrical, home video, DVD and television) from the international independent market for the German speaking territories.

Mr. Kainz has agreed to serve as Chief Operating Officer at an annual salary to be determined. Mr. Kainz’s employment is on an at-will basis and, except for an indemnification agreement, there are no written agreements regarding his employment.

FORWARD-LOOKING STATEMENTS

This Form 8-K and other documents we file with the Securities and Exchange Commission (“SEC”) contain forward-looking statements that are based on current expectations, estimates, forecasts and projections about us, our future performance, our business, our beliefs and our management’s assumptions. All statements other than statements of historical facts are forward-looking statements, including any statements of the plans and objectives of management for future operations, any projections of revenue earnings or other financial items, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. Some of these forward-looking statements may be identified by the use of words in the statements such as "anticipate," "estimate," “could,” "expect," "project," "intend," "plan," "believe,” “seek,” “should,” “may,” “will,” “assume,” “continue,” or variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. We caution you that our performance and results could differ materially from what is expressed, implied, or forecast by our forward-looking statements due to general financial, economic, regulatory and political conditions affecting the entertainment and movie industries as well as more specific risks and uncertainties. Future operating results and the Company’s stock price may be affected by a number of factors. Factors that could cause or contribute to such differences include, but are not limited to, (i) the success or failure of management’s efforts to implement the Company’s business strategy; (ii) the ability of the Company to raise sufficient capital to meet operating requirements; (iii) the uncertainty of consumer demand for our product; (iv) the ability of the Company to protect its intellectual property rights; (v) the ability of the Company to compete with major established companies; (vi) the effect of changing economic conditions; (vii) the ability of the Company to attract and retain quality employees; and (viii) other risks which may be described in future filings with the Securities and Exchange Commission. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such forward-looking statements. Furthermore, we do not intend (and we are not obligated) to update publicly any forward-looking statements. You are advised, however, to consult any further disclosures we make on related subjects in our reports to the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

Designation	Description of Exhibit

99.1	Form of Indemnification Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGS ROAD ENTERTAINMENT, INC.
(Registrant)

Date: February 21, 2008	By:	/s/ Philip M. Holmes
Philip M. Holmes
President

INDEX TO EXHIBITS

Designation	Description of Exhibit

99.1	Form of Indemnification Agreement